SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2017
Notes to Financial Statements
NOTE 14. SUBSEQUENT EVENTS

On January 10, 2018, the Company issued 122,337 restricted shares at $0.10 per shares to certain employees in lieu of their salaries. On February 9, 2018, the Company issued 600,000 restricted shares to the CFO, Mr. Yongbiao (Winfield) Ding at $0.12 per share pursuant to a private placement agreement.

On December 5, 2017, the Company entered into a settlement agreement with Zhongda No. 3, pursuant to which Zhongda No. 3 will not call for the return of the prepayment of RMB2,508,000 and will not pay for the remaining RMB1,000,000 to the Company. The forgiveness of the liability in the amount of RMB2,508,000 was considered contributions to capital and recorded as additional paid in capital in 2018.